Note 15 - Net Loss Per Share	12 Months Ended
Oct. 31, 2025
Notes to Financial Statements
Earnings Per Share [Text Block]
(15)	Net Loss Per Share

The following is a reconciliation of the numerators and denominators of the net loss per share computations for the periods presented:

	Years ended October 31,
	2025	2024
Net loss (numerator)	$(1,454,854)	$(4,210,211)
Shares (denominator)	8,046,088	7,749,182
Basic and diluted net loss per share	$(0.18)	$(0.54)

Nonvested shares which have been issued and are outstanding as of October 31, 2025 and 2024 totaling 376,467 and 208,001, respectively, were not included in the computation of basic and diluted net loss per share for the years ended October 31, 2025 and 2024 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).